UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 4, 2018, Meritor, Inc. (“Meritor”) issued a press release announcing that Maremont Corporation (“Maremont”), a non-operating subsidiary of Meritor, and Maremont’s three wholly-owned, non-operating subsidiaries, Maremont Exhaust Products, Inc., AVM, Inc., and Former Ride Control Operating Company, Inc., will solicit votes from asbestos claimants in favor of a “prepackaged” plan of reorganization (the “Plan”). If the Plan is approved by voting asbestos claimants, Meritor anticipates that Maremont and its subsidiaries will voluntarily file cases under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. Among other things, the Plan is intended to permanently resolve all current and future asbestos claims related to Maremont’s historical asbestos-related activities through the creation of a trust pursuant to Section 524(g) of the U.S. Bankruptcy Code. Meritor and all of its other subsidiaries will continue to operate as usual throughout the process undertaken by Maremont.

Meritor’s press release is attached hereto as Exhibit 99-a and incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Such risks and uncertainties include, but are not limited to, those associated with solicitation and the anticipated bankruptcy proceedings, including the ability to obtain approval of the Plan and consummate the Plan on the terms and timeline contemplated therein; and other substantial costs, risks and uncertainties, including but not limited to those detailed in our Annual Report on Form 10-K for the year ended September 30, 2018 and from time to time in other filings of Meritor with the SEC. These forward-looking statements are made only as of the date hereof, and Meritor undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

The information furnished in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99-a	Press Release of Meritor, Inc., dated December 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: December 4, 2018	By:	/s/ April Miller Boise
April Miller Boise
Senior Vice President, Chief Legal Officer &
Corporate Secretary